Profit Sharing Plan	12 Months Ended
Dec. 31, 2016
Postemployment Benefits [Abstract]
Profit Sharing Plan
(10)	Profit Sharing Plan

The Company sponsors a 401(k)-profit sharing plan available to all employees electing to participate after meeting certain length-of-service requirements. The Company’s contributions to the profit sharing plan are discretionary and determined annually. Contributions to the plan for the years ended December 31, 2016 and 2015 were $128,000 and $100,000, respectively.